Exhibit (h)(ii)(A)
                               AMENDED SCHEDULE A
                             Dated November 30, 2002
                 to the Management and Administration Agreement

NAME OF FUND
---------------------------------------------------------- -----------------------------------------------------------
Fifth Third Government Money Market Fund                   Fifth Third Institutional Government Money Market Fund
---------------------------------------------------------- -----------------------------------------------------------
Fifth Third Prime Money Market Fund                        Fifth Third Institutional Money Market Fund
---------------------------------------------------------- -----------------------------------------------------------
Fifth Third Municipal Money Market Fund                    Fifth Third Michigan Municipal Money Market Fund
---------------------------------------------------------- -----------------------------------------------------------
Fifth Third Quality Growth Fund                            Fifth Third International GDP Fund
---------------------------------------------------------- -----------------------------------------------------------
Fifth Third Disciplined Large Cap Value Fund               Fifth Third Small Cap Growth Fund
---------------------------------------------------------- -----------------------------------------------------------
Fifth Third Balanced Fund                                  Fifth Third Equity Index Fund
---------------------------------------------------------- -----------------------------------------------------------
Fifth Third Mid Cap Growth Fund                            Fifth Third Large Cap Core Fund
---------------------------------------------------------- -----------------------------------------------------------
Fifth Third International Equity Fund                      Fifth Third Short Term Bond Fund
---------------------------------------------------------- -----------------------------------------------------------
Fifth Third Technology Fund                                Fifth Third Michigan Municipal Bond Fund
---------------------------------------------------------- -----------------------------------------------------------
Fifth Third Intermediate Bond Fund                         Fifth Third Municipal Bond Fund
---------------------------------------------------------- -----------------------------------------------------------
Fifth Third Bond Fund                                      Fifth Third Ohio Tax Exempt Money Market Fund
---------------------------------------------------------- -----------------------------------------------------------
Fifth Third U.S. Government Bond Fund                      Fifth Third Large Cap  Opportunity Fund
---------------------------------------------------------- -----------------------------------------------------------
Fifth Third Intermediate Municipal Bond Fund               Fifth Third LifeModel Conservative FundSM
---------------------------------------------------------- -----------------------------------------------------------
Fifth Third Ohio Municipal Bond Fund                       Fifth Third LifeModel Moderately Conservative FundSM
---------------------------------------------------------- -----------------------------------------------------------
Fifth Third U.S. Treasury Money Market Fund                Fifth Third LifeModel Moderate FundSM
---------------------------------------------------------- -----------------------------------------------------------
Fifth Third Strategic Income Fund                          Fifth Third LifeModel Moderately Aggressive FundSM
---------------------------------------------------------- -----------------------------------------------------------
Fifth Third Multi Cap Value Fund                           Fifth Third LifeModel Aggressive FundSM
---------------------------------------------------------- -----------------------------------------------------------
Fifth Third Worldwide Fund                                 Fifth Third Small Cap Value Fund
---------------------------------------------------------- -----------------------------------------------------------
Fifth Third Micro Cap Value Fund
---------------------------------------------------------- -----------------------------------------------------------

COMPENSATION
------------

Annual Rate of:

Twenty one-hundredths of one percent (0.20%) of all Funds' average daily net assets up to $1 billion

Eighteen one-hundredths of one percent (0.18%) of all Funds' average daily net assets in excess of $1 billion up to $2 billion

Seventeen one-hundredths of one percent (0.17%) of all Funds' average daily net assets in excess of $2 billion

All fees are computed daily and paid periodically.
The rate of compensation includes up to four classes of shares per portfolio. An additional minimum fee of $10,000 per portfolio for each additional class will be assessed.

                                 FIFTH THIRD FUNDS

                                 By:      /s/ Jeffrey C. Cusick
                                     ----------------------------------------
                                 Title: President


                                 FIFTH THIRD BANK

                                 By:      /s/ Richard B. Ille
                                     ----------------------------------------
                                 Title: Vice President


                                      -4-